EXHIBIT 10.31

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of the 28th day of March, 2008, by and among ARGAN, INC., a corporation organized and in good standing under the laws of the State of Delaware, SOUTHERN MARYLAND CABLE, INC., a corporation organized and in good standing under the laws of the State of Delaware, VITARICH LABORATORIES, INC., a corporation organized and in good standing under the laws of the State of Delaware, GEMMA POWER, INC., a corporation organized and in good standing under the laws of the State of Connecticut, GEMMA POWER SYSTEMS CALIFORNIA, INC., a corporation organized and in good standing under the laws of the State of California, GEMMA POWER SYSTEMS, LLC, a limited liability company organized and in good standing under the laws of the state of Connecticut, and GEMMA POWER HARTFORD, LLC, a limited liability company organized and in good standing under the laws of the State of Connecticut, jointly and severally (each a “Borrower”; and collectively, the “Borrowers”) and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the “Lender”).

RECITALS

A.  Borrowers and Lender are parties to a Second Amended and Restated Financing and Security Agreement dated as of December 11, 2006 (the same, as amended, modified, substituted, extended, and renewed from time to time, the “Financing Agreement”).

B.  The Financing Agreement provides for some of the agreements between the Borrowers and the Lender with respect to the Loans.

C.  Borrowers have requested that the Lender amend the Financing Agreement and the Lender has agreed to do so, on the condition, among others, that this Agreement be executed.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:

1.  Recitals. Borrowers and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2.  Revised Defined Terms. The following definition in Section 1.1 of the Financing Agreement is amended and restated in its entirety as follows:

“Revolving Credit Expiration Date” means May 31, 2010.

3.  Renewal Fee. In consideration of the Lender’s agreement to extend the Revolving Credit Facility and enter into this Agreement, the Borrowers agree to pay to the Lender at the time of the execution and delivery of this Agreement, a loan fee in the amount of Fifteen Thousand Dollars ($15,000). This fee is considered earned when paid and is not refundable.

4.  Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

5.  Representations. Each Borrower hereby represents and warrants that:

(a)  All of the warranties and representations of each Borrower in the Financing Agreement, as amended hereby, are true and correct on the date of the execution hereof (except those representations which relate only to a specific date, which are confirmed as of such date only), and the Borrowers have performed or observed all of the terms, covenants, conditions and obligations of the Financing Agreement, which are required to be performed or observed by any or all of them on or prior to the date hereof; and

(b)  No Defaults or Event of Default exists under any of the Financing Documents.

6.  Financing Documents; Governing Law; Etc. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

7.  Acknowledgments. Each Borrower hereby confirms to the Lender the enforceability and validity of each of the Financing Documents. In addition, each Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of each Borrower under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement. Each Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Documents.

8.  Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

Borrowers: WITNESS/ATTEST:	ARGAN, INC.

/s/ Arthur Trudel	By:	/s/ Rainer Bosselmann (Seal)
Name: Rainer Bosselmann
Title: Chairman and CEO

WITNESS/ATTEST:	SOUTHERN MARYLAND CABLE, INC

/s/ Richard H. Deily	By:	/s/ Arthur Trudel (Seal)
Name: Arthur Trudel
Title: SVP/CFO

WITNESS/ATTEST	VITARICH LABORATORIES, INC.

/s/ Richard H. Deily	By:	/s/ Arthur Trudel (Seal)
Name: Arthur Trudel
Title: CFO

WITNESS/ATTEST:	GEMMA POWER, INC.

/s/ Richard H. Deily	By:	/s/ Arthur Trudel (Seal)
Name: Arthur Trudel
Title: SVP/CFO

WITNESS/ATTEST: CALIFORNIA, INC.	GEMMA POWER SYSTEMS

/s/ Richard H. Deily	By:	/s/ Arthur Trudel (Seal)
Name: Arthur Trudel
Title: CFO

WITNESS/ATTEST:	GEMMA POWER SYSTEMS, LLC

/s/ John Gorzkowski	By:	/s/ Timothy F. Curran (Seal)
Name: Timothy F. Curran
Title: Manager

WITNESS/ATTEST:	GEMMA POWER HARTFORD, LLC

/s/ John Gorzkowski	By:	/s/ Timothy F. Curran (Seal)
Name: Timothy F. Curran
Title: Manager

Lender: WITNESS:	BANK OF AMERICA, N.A.

/s/ Talita Green	By:	/s/ Michael J. Radcliffe (Seal)
Name: Michael J. Radcliffe
Title: Senior Vice President